POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED APRIL 28, 2014 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2014

The following supplements the risk disclosure of PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares Fundamental Emerging Markets Local Debt Portfolio as a result of recent events:

The United States and the European Union have imposed economic sanctions on certain Russian individuals and entities, and either the United States or the European Union also could institute broader sanctions. The current sanctions, or the threat of further sanctions, may result in the decline of the value or liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, any of which could negatively impact the investments in Russian securities by PowerShares FTSE RAFI Emerging Markets Portfolio and the PowerShares Fundamental Emerging Markets Local Debt Portfolio (each a “Fund,” and collectively, the “Funds”). These economic sanctions also could result in the immediate freeze of Russian securities, which could impair the ability of the Funds to buy, sell, receive or deliver those securities. Both the existing and potential future sanctions also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities, and therefore may negatively impact either Fund.

Please Retain This Supplement For Future Reference.

P-PS-SAI-11-SUP-2 042814